FOR IMMEDIATE RELEASE
May 27, 2010

Novell Reports Financial Results for Second Fiscal Quarter 2010

WALTHAM, Mass. – May 27, 2010 - Novell, Inc. (NASDAQ: NOVL) today announced financial results for its second fiscal quarter ended April 30, 2010.  For the quarter, Novell reported net revenue of $204 million.  This compares to net revenue of $216 million for the second fiscal quarter of 2009.  GAAP income from operations for the second fiscal quarter of 2010 was $20 million.  This compares to GAAP income from operations of $18 million for the second fiscal quarter of 2009.  GAAP net income in the second fiscal quarter of 2010 was $20 million, or $0.06 per share.  This compares to GAAP net income of $16 million, or $0.05 per share, for the second fiscal quarter of 2009.  Foreign currency exchange rates favorably impacted net revenue by $2 million and negatively impacted operating expenses by $6 million and income from operations by $4 million compared to the same period last year.

On a non-GAAP basis, income from operations for the second fiscal quarter of 2010 was $30 million.  This compares to non-GAAP income from operations of $35 million in the same period last year.  Non-GAAP net income for the second fiscal quarter of 2010 was $24 million, or $0.07 per share.  This compares to non-GAAP net income of $29 million, or $0.08 per share, for the second fiscal quarter of 2009.  A reconciliation of GAAP to non-GAAP results is provided in the financial schedules as part of this press release.  An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

“We are experiencing good strategic momentum with the execution of our intelligent workload management strategy,” said Ron Hovsepian, President and CEO of Novell. “As customers increasingly adopt virtualization and cloud computing models, they need tools to help them securely manage and optimize their computing resources. Since announcing our strategy, we have shipped several products to help customers build, secure, manage and measure workloads. In addition, we are very excited about the new partnerships we have forged with several service providers to extend Novell's reach into the market.”

Cash, cash equivalents and short-term investments were $980 million at April 30, 2010, down from $991 million last quarter.  Days sales outstanding in accounts receivable was 56 days at the end of the second fiscal quarter of 2010, up from 55 days at the end of the year-ago quarter.  Total deferred revenue was $615 million at the end of the second fiscal quarter of 2010, down from $659 million at the end of the year-ago quarter due to the recognition of deferred revenue from our agreement with Microsoft.  Total deferred revenue was up from the prior year, excluding the impact of Microsoft.  For the second fiscal quarter of 2010, cash flow from operations was negative $7 million.  This compares to cash flow from operations of negative $26 million for the second fiscal quarter of 2009.

Further details on Novell's reported results are included in the financial schedules that are a part of this release.

Financial Outlook
Novell management issues the following guidance for the third fiscal quarter of 2010:

●	Net revenue is expected to be between $205 million and $210 million
●	Non-GAAP operating margin is expected to be similar to second fiscal quarter of 2010 non-GAAP operating margin levels

Conference Call Notification and Web Access Detail
A one-hour conference call with Novell management to discuss the quarter will be broadcast at 5:00PM ET on May 27, 2010.  The conference call will be available live as a listen-only webcast from Novell's Investor Relations web page at: www.novell.com/company/ir/qresults.  The domestic toll-free dial-in number is 866-335-5255, password “Novell.”  The international dial-in number is +1-706-679-2263, password “Novell.”

Following the live event, an archived version of the webcast will be available for twelve months on the Novell® Investor Relations web page at: www.novell.com/company/ir/qresults.

A copy of this press release is posted on the Novell Investor Relations web page at: www.novell.com/company/ir/qresults.

Non-GAAP Financial Measures
We supplement our consolidated unaudited condensed financial statements presented in accordance with GAAP with certain non-GAAP financial measures.  These non-GAAP measures include adjusted income from operations, adjusted operating margin, adjusted income from continuing operations, adjusted net income, adjusted income per share from continuing operations and adjusted net income per share.  We provide non-GAAP financial measures to enhance an overall understanding of our current financial performance and prospects for the future and to enable investors to evaluate our performance in the same way that management does.  Management uses these same non-GAAP financial measures to evaluate performance, allocate resources, and determine compensation.  The non-GAAP financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are excluded from most analysts' consensus estimates, that are unusual, and/or that arise outside of the ordinary course of business, such as, but not limited to, those related to stock-based compensation, acquisition-related intangible asset amortization, restructuring, asset impairments, litigation judgments and settlements, strategic alternatives review, and the sale of business operations, long-term investments, and property, plant and equipment.

We also present a projection of our non-GAAP operating margin.  This projection is a forward-looking, non-GAAP financial measure.  The corresponding GAAP financial measure of operating margin is not available and cannot be provided without undue effort because we are unable to accurately forecast information regarding expenses or gains such as, but not limited to, those listed above.  We believe that the corresponding GAAP financial measure is not likely to be significant to an understanding of our business because there is likely to be substantial variability between projected and actual realization of the expenses and gains described above and/or that such expenses or gains are likely to arise outside of the ordinary course of business.

Legal Notice Regarding Forward-Looking Statements
This press release may include statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, including those related to future financial and operating results, targets, and prospects; future opportunities; market leadership and positioning; short-term and long-term trends; the macroeconomic environment; customer priorities; timing of realization of projections; functionality, characteristics, quality and performance capabilities of Novell's products and technology; and results achievable and benefits attainable through deployment of Novell's products and provision of services.  Forward-looking statements forecasting growth in financial metrics are predicated on assumptions regarding improvements in the overall economy and the markets served by the Company and in which the Company operates, the timing of which are impossible to accurately predict.  Actual results may differ materially from the results discussed in or implied by such forward-looking statements, which are based upon information that is currently available to us and/or management’s current expectations and speak only as of the date hereof.  We are subject to a number of risks, including, among others, risks relating to: uncertainty introduced by the review of various alternatives to enhance stockholder value authorized by our Board, indirect sales, growth rates of our business units, renewal of SUSE Linux Enterprise ServerTM subscriptions with customers who have received certificates from Microsoft, decline rates of Open Enterprise Server and NetWare® revenue, development of products and services, the Intelligent Workload Management market, software vulnerabilities, delays in product releases, reliance on open source software, adequacy of renewal rates, uncertain economic conditions, competition, rapid technological changes, failure to expand brand awareness, adequacy of technical support, pricing pressures, system failures, integration of acquisitions, industry consolidation, challenges resulting from a global business, foreign research and development operations, loss of key employees, intellectual property infringement, litigation matters, unpredictable financial results, impairments, the timing of revenue recognition, our investments and effective use of our cash.

A detailed discussion of these and other factors that could affect our results is included in our SEC filings, including, but not limited to, our Annual Report on Form 10-K for the Fiscal Year Ended October 31, 2009 filed with the SEC on December 22, 2009, which may be obtained by calling (800) 317- 3195, or at our Investor Relations web page at: www.novell.com/company/ir.

We expressly disclaim any obligation, except as required by law, or undertaking to update or revise any forward-looking statements contained in this press release to reflect any change of expectations with regard thereto or to reflect any change in events, conditions, or circumstances on which any such forward-looking statement is based, in whole or in part.

About Novell
Novell, Inc. (NASDAQ: NOVL) delivers an interoperable Linux* platform and a portfolio of integrated IT management software designed to help customers around the world reduce cost, complexity and risk. With our infrastructure software and ecosystem of partnerships, Novell harmoniously integrates mixed IT environments, allowing people and technology to work as one. For more information, visit www.novell.com.

Novell, the Novell logo, and NetWare are registered trademarks of Novell, Inc. in the United States and other countries.  *All third party trademarks are the property of their respective owners.

Press Contact:	Investor Relations Contact:
Ian Bruce	Robert Kain
Novell, Inc.	Novell, Inc.
Phone: 781-464-8034	Phone: 800-317-3195
E-Mail: ibruce@novell.com	E-Mail: rkain@novell.com

Novell, Inc.
Consolidated Unaudited Condensed Statements of Operations
(In thousands, except per share data)

	Fiscal Quarter Ended		Fiscal Year-to-Date
	Apr 30, 2010	Apr 30, 2009	Apr 30, 2010	Apr 30, 2009
Net revenue:
Software licenses	$27,691	$30,250	$48,884	$58,517
Maintenance and subscriptions	153,855	158,329	312,806	317,144
Services (1)	22,468	27,016	44,690	54,805
Total net revenue	204,014	215,595	406,380	430,466

Cost of revenue:
Software licenses	1,925	1,856	3,613	3,892
Maintenance and subscriptions	20,825	21,958	43,397	44,660
Services	18,562	21,468	38,020	43,627
Total cost of revenue	41,312	45,282	85,030	92,179

Gross profit	162,702	170,313	321,350	338,287

Operating expenses:
Sales and marketing	74,853	75,697	143,769	152,591
Product development	39,368	44,552	79,070	89,944
General and administrative	28,334	25,032	54,161	49,227
Other operating expenses (2)	244	7,408	3,018	15,257
Total operating expenses	142,799	152,689	280,018	307,019

Income from operations	19,903	17,624	41,332	31,268
Operating margin %	9.8%	8.2%	10.2%	7.3%

Other income, net:
Interest income, net	2,508	3,333	5,407	9,123
Other	2,678	(3,129)	6,445	(6,555)
Total other income, net	5,186	204	11,852	2,568

Income from continuing operations before taxes	25,089	17,828	53,184	33,836

Income tax expense	5,177	2,777	13,083	9,144

Income from continuing operations	19,912	15,051	40,101	24,692

Income from discontinued operations	-	566	-	1,602

Net income	$19,912	$15,617	$40,101	$26,294

Diluted earnings per share:

Continuing operations	$0.06	$0.04	$0.11	$0.07

Net income	$0.06	$0.05	$0.11	$0.08

Weighted average shares	352,008	345,839	350,136	345,543

(1) Services includes professional services, technical support and training services.
(2) See Page 8 of 11 for a detail of other operating expenses.

Revisions were made to prior period amounts in order to conform to the current period's presentation.

Novell, Inc.
Consolidated Unaudited Condensed Balance Sheets
(In thousands)

	Apr 30, 2010	Oct 31, 2009
Assets

Current assets:
Cash and cash equivalents	$581,425	$591,656
Short-term investments	398,161	391,809
Restricted cash	53,052	53,033
Receivables, net	131,864	177,898
Prepaid expenses	20,300	17,708
Current deferred tax assets	4,624	5,521
Other current assets	22,648	26,747
Total current assets	1,212,074	1,264,372

Property, plant and equipment, net	163,420	170,459
Long-term investments	-	10,303
Goodwill	353,734	356,033
Intangible assets, net	32,488	36,621
Deferred income taxes	19,009	26,717
Other assets	34,033	38,403

Total assets	$1,814,758	$1,902,908

Liabilities and Stockholders' Equity

Current liabilities:
Accounts payable	$31,682	$37,628
Accrued compensation	58,628	87,928
Other accrued liabilities	79,308	97,154
Income taxes payable	1,059	-
Deferred revenue	441,866	495,245
Total current liabilities	612,543	717,955

Deferred income taxes	8,314	8,403
Other long-term liabilities	46,943	48,502
Long-term deferred revenue	173,170	193,526

Total liabilities	840,970	968,386

Stockholders' equity	973,788	934,522

Total liabilities and stockholders' equity	$1,814,758	$1,902,908

Revisions were made to prior period amounts in order to conform to the current period's presentation.

Novell, Inc.
Consolidated Unaudited Condensed Statements of Cash Flows
(In thousands)

	Fiscal Quarter Ended		Fiscal Year-to-Date
	Apr 30, 2010	Apr 30, 2009	Apr 30, 2010	Apr 30, 2009

Cash flows from operating activities
Net income	$19,912	$15,617	$40,101	$26,294
Adjustments to reconcile net income to net cash used in
operating activities:
Stock-based compensation expense	8,292	5,691	14,742	13,722
Depreciation and amortization	7,218	10,452	14,655	21,473
Change in accounts receivable allowances	638	124	(571)	336
Utilization of previously reserved acquired net operating losses	-	(1,102)	-	-
Gain on debenture repurchases	-	-	-	(68)
Income from discontinued operations	-	(566)	-	(1,602)
Impairment of investments	-	1,419	-	3,096
Gain on sale of previously impaired investments	(2,781)	-	(8,009)	-
Loss on sale of long-term investments	814	-	814	-
Loss (gain) on sale of subsidiaries	-	184	-	(16)
Changes in current assets and liabilities, excluding the
effect of acquisitions and dispositions	(41,487)	(57,514)	(63,930)	(76,332)

Net cash used in operating activities	(7,394)	(25,695)	(2,198)	(13,097)

Cash flows from investing activities
Purchases of property, plant and equipment	(5,304)	(3,070)	(13,432)	(6,582)
Short-term investment activity	(14,881)	3,877	(2,883)	10,420
Long-term investment activity	1,326	1,201	8,629	1,736
Change in restricted cash	(7)	(82)	(19)	(260)
Cash proceeds from sale of discontinued operations	228	-	471	1,036
Net cash paid for acquisitions	-	(5,522)	-	(48,472)
Other	(627)	3,823	527	1,473

Net cash (used in) provided by investing activities	(19,265)	227	(6,707)	(40,649)

Cash flows from financing activities
Issuances of common stock	4,704	169	5,536	1,152
Excess tax effects from stock-based compensation	-	(2,814)	1	(2,788)
Debt repayment	-	(186)	-	(378)
Debenture repurchases	-	-	-	(3,869)

Net cash provided by (used in) financing activities	4,704	(2,831)	5,537	(5,883)

Effect of exchange rate changes on cash	(3,670)	154	(6,863)	(457)
Decrease in cash and cash equivalents	(25,625)	(28,145)	(10,231)	(60,086)
Cash and cash equivalents - beginning of period	607,050	648,093	591,656	680,034

Cash and cash equivalents - end of period	$581,425	$619,948	$581,425	$619,948

Revisions were made to prior period amounts in order to conform to the current period's presentation.

Novell, Inc.
Unaudited Non-GAAP Adjusted Income From Operations
(In thousands, except per share data)

	Fiscal Quarter Ended		Fiscal Year-to-Date
	Apr 30, 2010	Apr 30, 2009	Apr 30, 2010	Apr 30, 2009

GAAP income from operations	$19,903	$17,624	$41,332	$31,268

Adjustments:
Stock-based compensation expense:
Cost of revenue	772	671	1,331	1,583
Sales and marketing	2,349	1,550	4,189	4,113
Product development	2,075	2,289	4,139	4,794
General and administrative	3,096	1,181	5,083	3,232
Sub-total	8,292	5,691	14,742	13,722

Acquisition-related intangible asset amortization:
Cost of revenue	1,364	2,735	2,454	5,488
Sales and marketing	671	1,562	1,679	3,112
Sub-total	2,035	4,297	4,133	8,600

Other operating expenses (income):
Restructuring expense	-	7,224	2,774	15,273
Strategic alternatives review expense	1,494	-	1,494	-
Litigation related activity	(1,250)	-	(1,250)	-
Loss (gain) on sale of subsidiaries	-	184	-	(16)
Sub-total	244	7,408	3,018	15,257

Total operating adjustments	10,571	17,396	21,893	37,579

Non-GAAP income from operations	$30,474	$35,020	$63,225	$68,847

Non-GAAP operating margin %	14.9%	16.2%	15.6%	16.0%

Novell, Inc.
Unaudited Non-GAAP Adjusted Net Income
(In thousands, except per share data)

	Fiscal Quarter Ended		Fiscal Year-to-Date
	Apr 30, 2010	Apr 30, 2009	Apr 30, 2010	Apr 30, 2009

GAAP net income	$19,912	$15,617	$40,101	$26,294

Operating adjustments (detailed above)	10,571	17,396	21,893	37,579
Non-operating expenses (income) adjustments:
Net gain on sale of previously impaired investments	(1,967)	-	(7,195)	-
Gain on debenture repurchases	-	-	-	(68)
Impairment of investments	-	1,419	-	3,096
Sub-total	(1,967)	1,419	(7,195)	3,028

Total pre-tax adjustments	8,604	18,815	14,698	40,607

Income tax adjustments	(4,424)	(4,517)	(5,899)	(11,540)

Income from discontinued operations	-	(566)	-	(1,602)

Total net adjustments	4,180	13,732	8,799	27,465

Non-GAAP net income and non-GAAP income
from continuing operations	$24,092	$29,349	$48,900	$53,759

GAAP net income per share	$0.06	$0.05	$0.11	$0.08
Total adjustments detailed above	0.01	0.03	0.03	0.08

Non-GAAP net income per share and non-GAAP
income from continuing operations per share	$0.07	$0.08	$0.14	$0.16

Non-GAAP weighted average shares	352,008	345,839	350,136	345,543

Novell, Inc.
Consolidated Unaudited Condensed Segment Results
(in thousands, except per share data)

	Fiscal Quarter Ended April 30, 2010

	Security,
	Management and		Collaboration		Common
	Operating Platforms	%	Solutions	%	Unallocated	Total	%
Net revenue:
Software licenses	$17,388	13.8	$10,303	13.1	$-	$27,691	13.6
Maintenance and subscriptions	91,666	73.0	62,189	79.3	-	153,855	75.4
Services	16,492	13.1	5,976	7.6	-	22,468	11.0
Total net revenue	125,546	100.0	78,468	100.0	-	204,014	100.0

Cost of revenue:
Software licenses	1,395	1.1	323	0.4	207	1,925	0.9
Maintenance and subscriptions	12,627	10.1	6,846	8.7	1,352	20,825	10.2
Services	13,600	10.8	4,385	5.6	577	18,562	9.1
Total cost of revenue	27,622	22.0	11,554	14.7	2,136	41,312	20.2

Gross profit	97,924	78.0	66,914	85.3	(2,136)	162,702	79.8

Operating expenses:
Sales and marketing	57,914	46.1	13,919	17.7	3,020	74,853	36.7
Product development	29,751	23.7	7,542	9.6	2,075	39,368	19.3
General and administrative	16,129	12.8	9,109	11.6	3,096	28,334	13.9
Other operating expenses	-	-	-	-	244	244	0.1
Total operating expenses	103,794	82.7	30,570	39.0	8,435	142,799	70.0

Income (loss) from operations	$(5,870)	(4.7)	$36,344	46.3	$(10,571)	$19,903	9.8

	Fiscal Quarter Ended January 31, 2010

	Security,
	Management and		Collaboration		Common
	Operating Platforms	%	Solutions	%	Unallocated	Total	%
Net revenue:
Software licenses	$13,460	10.8	$7,733	10.0	$-	$21,193	10.5
Maintenance and subscriptions	95,205	76.4	63,746	82.0	-	158,951	78.5
Services	15,989	12.8	6,233	8.0	-	22,222	11.0
Total net revenue	124,654	100.0	77,712	100.0	-	202,366	100.0

Cost of revenue:
Software licenses	1,334	1.1	227	0.3	127	1,688	0.8
Maintenance and subscriptions	14,372	11.5	7,088	9.1	1,112	22,572	11.2
Services	14,122	11.3	4,926	6.3	410	19,458	9.6
Total cost of revenue	29,828	23.9	12,241	15.8	1,649	43,718	21.6

Gross profit	94,826	76.1	65,471	84.2	(1,649)	158,648	78.4

Operating expenses:
Sales and marketing	53,564	43.0	12,504	16.1	2,848	68,916	34.1
Product development	29,915	24.0	7,723	9.9	2,064	39,702	19.6
General and administrative	15,272	12.3	8,568	11.0	1,987	25,827	12.8
Other operating expenses	-	-	-	-	2,774	2,774	1.4
Total operating expenses	98,751	79.2	28,795	37.1	9,673	137,219	67.8

Income (loss) from operations	$(3,925)	(3.1)	$36,676	47.2	$(11,322)	$21,429	10.6

	Fiscal Quarter Ended April 30, 2009

	Security,
	Management and		Collaboration		Common
	Operating Platforms	%	Solutions	%	Unallocated	Total	%
Net revenue:
Software licenses	$17,742	13.8	$12,508	14.3	$-	$30,250	14.0
Maintenance and subscriptions	91,486	71.3	66,843	76.6	-	158,329	73.4
Services	19,084	14.9	7,932	9.1	-	27,016	12.5
Total net revenue	128,312	100.0	87,283	100.0	-	215,595	100.0

Cost of revenue:
Software licenses	1,103	0.9	327	0.4	426	1,856	0.9
Maintenance and subscriptions	12,247	9.5	7,269	8.3	2,442	21,958	10.2
Services	15,125	11.8	5,805	6.7	538	21,468	10.0
Total cost of revenue	28,475	22.2	13,401	15.4	3,406	45,282	21.0

Gross profit	99,837	77.8	73,882	84.6	(3,406)	170,313	79.0

Operating expenses:
Sales and marketing	56,948	44.4	15,637	17.9	3,112	75,697	35.1
Product development	33,518	26.1	8,745	10.0	2,289	44,552	20.7
General and administrative	15,078	11.8	8,773	10.1	1,181	25,032	11.6
Other operating expenses	-	-	-	-	7,408	7,408	3.4
Total operating expenses	105,544	82.3	33,155	38.0	13,990	152,689	70.8

Income (loss) from operations	$(5,707)	(4.4)	$40,727	46.7	$(17,396)	$17,624	8.2

Revisions were made to prior period amounts in order to conform to the current period's presentation.

Novell, Inc.
Unaudited Trended Segment Revenue by Software Licenses and Maintenance and Services
(In thousands)

			Fiscal Year						Change from
	Q2 2009%		2009	%	Q1 2010%		Q2 2010%		Q1 2010 to Q2 2010		Q2 2009 to Q2 2010
Security, management and operating platforms
Open platform solutions
Linux platform products
Software licenses	$-	-	$-	-	$-	-	$-	-	$-	-	$-	-
Maintenance and subscriptions	36,681	17.0	149,162	17.3	37,473	18.5	35,176	17.2	(2,297)	(6.1)	(1,505)	(4.1)
	36,681	17.0	149,162	17.3	37,473	18.5	35,176	17.2	(2,297)	(6.1)	(1,505)	(4.1)
Other open platform products
Software licenses	31	0.0	125	0.0	21	0.0	17	0.0	(4)	(19.0)	(14)	(45.2)
Maintenance and subscriptions	2,104	1.0	7,592	0.9	1,732	0.9	1,743	0.9	11	0.6	(361)	(17.2)
	2,135	1.0	7,717	0.9	1,753	0.9	1,760	0.9	7	0.4	(375)	(17.6)

Total open platform solutions	38,816	18.0	156,879	18.2	39,226	19.4	36,936	18.1	(2,290)	(5.8)	(1,880)	(4.8)

Identity and security management
Identity, access and compliance management
Software licenses	8,475	3.9	31,908	3.7	7,132	3.5	8,473	4.2	1,341	18.8	(2)	(0.0)
Maintenance and subscriptions	19,401	9.0	80,340	9.3	22,357	11.0	21,922	10.7	(435)	(1.9)	2,521	13.0
	27,876	12.9	112,248	13.0	29,489	14.6	30,395	14.9	906	3.1	2,519	9.0
Other identity and security management
Software licenses	716	0.3	1,965	0.2	177	0.1	586	0.3	409	231.1	(130)	(18.2)
Maintenance and subscriptions	1,734	0.8	6,837	0.8	1,323	0.7	1,228	0.6	(95)	(7.2)	(506)	(29.2)
	2,450	1.1	8,802	1.0	1,500	0.7	1,814	0.9	314	20.9	(636)	(26.0)

Total identity and security management	30,326	14.1	121,050	14.0	30,989	15.3	32,209	15.8	1,220	3.9	1,883	6.2

Systems and resource management
Software licenses	8,520	4.0	33,806	3.9	6,130	3.0	8,312	4.1	2,182	35.6	(208)	(2.4)
Maintenance and subscriptions	31,566	14.6	126,963	14.7	32,320	16.0	31,597	15.5	(723)	(2.2)	31	0.1

Total systems and resource management	40,086	18.6	160,769	18.6	38,450	19.0	39,909	19.6	1,459	3.8	(177)	(0.4)

Total security, management and operating platforms	109,228	50.7	438,698	50.9	108,665	53.7	109,054	53.5	389	0.4	(174)	(0.2)

Collaboration solutions
OES and NetWare-related
Software licenses	5,622	2.6	20,232	2.3	4,113	2.0	5,365	2.6	1,252	30.4	(257)	(4.6)
Maintenance and subscriptions	39,210	18.2	157,524	18.3	37,582	18.6	36,573	17.9	(1,009)	(2.7)	(2,637)	(6.7)
	44,832	20.8	177,756	20.6	41,695	20.6	41,938	20.6	243	0.6	(2,894)	(6.5)
Collaboration
Software licenses	3,391	1.6	14,822	1.7	1,702	0.8	2,602	1.3	900	52.9	(789)	(23.3)
Maintenance and subscriptions	20,978	9.7	85,123	9.9	19,826	9.8	19,611	9.6	(215)	(1.1)	(1,367)	(6.5)
	24,369	11.3	99,945	11.6	21,528	10.6	22,213	10.9	685	3.2	(2,156)	(8.8)
Other collaboration solutions
Software licenses	3,495	1.6	14,061	1.6	1,918	0.9	2,336	1.1	418	21.8	(1,159)	(33.2)
Maintenance and subscriptions	6,655	3.1	27,204	3.2	6,338	3.1	6,005	2.9	(333)	(5.3)	(650)	(9.8)
	10,150	4.7	41,265	4.8	8,256	4.1	8,341	4.1	85	1.0	(1,809)	(17.8)

Total collaboration solutions	79,351	36.8	318,966	37.0	71,479	35.3	72,492	35.5	1,013	1.4	(6,859)	(8.6)

Total software licenses, maintenance and subscriptions
Software licenses	30,250	14.0	116,919	13.6	21,193	10.5	27,691	13.6	6,498	30.7	(2,559)	(8.5)
Maintenance and subscriptions	158,329	73.4	640,745	74.3	158,951	78.5	153,855	75.4	(5,096)	(3.2)	(4,474)	(2.8)
Total product revenue	188,579	87.5	757,664	87.9	180,144	89.0	181,546	89.0	1,402	0.8	(7,033)	(3.7)

Services	27,016	12.5	104,521	12.1	22,222	11.0	22,468	11.0	246	1.1	(4,548)	(16.8)

Total net revenue	$215,595	100.0	$862,185	100.0	$202,366	100.0	$204,014	100.0	$1,648	0.8	$(11,581)	(5.4)

Novell, Inc.
Major IT Software and Solutions Included Within Reported Line Items

Security, Management and Operating Platforms

Open Platform Solutions

Linux Platform Products
> SUSE LINUX Enterprise Server
> SUSE LINUX Enterprise Desktop

Other Open Platform Products
> SUSE Engineering

Identity and Security Management

Identity, Access and Compliance Management
> Identity Manager
> SecureLogin
> Access Manager
> Sentinel

Other Identity and Security Management
> eDirectory

Systems and Resource Management
> ZENworks Suite
> ZENworks Patch Management
> ZENworks Asset Management
> ZENworks Linux Management
> ZENworks Configuration Management
> PlateSpin
> Managed Objects

Collaboration Solutions

Open Enterprise Server and NetWare-Related
> Open Enterprise Server (OES)
> NetWare
> Cluster Services

Collaboration
> GroupWise
> Teaming + Conferencing

Other Collaboration Solutions
> BorderManager

Services
> Professional Services
> Technical Support Services
> Training Services